Exhibit 10.1

PENFORD CORPORATION

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Fourth Amended and Restated Credit Agreement (herein, the “Amendment”) is dated March 21, 2014, by and among PENFORD CORPORATION, a Washington corporation (the “Borrower”), the direct and indirect Subsidiaries of the Borrower from time to time party to the Credit Agreement, as Guarantors, the several financial institutions signing this Amendment as Lenders, and Bank of Montreal, a Canadian chartered bank, acting through its Chicago branch, as Administrative Agent.

PRELIMINARY STATEMENTS

A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of July 9, 2012, (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower and the Lenders have agreed to make certain amendments to the Credit Agreement, in each case under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

1.1. The Required Lenders hereby agree that the requirements of (a) clause (c) contained in the definition of the term “Permitted Acquisition” contained in Section 5.1 of the Credit Agreement, and (b) the 30 day prior notice requirement contained in clause (e) of such definition, shall not apply to the acquisition by the Borrower of all or substantially all of the assets of Gum Technology Corporation.

1.2. Section 8.22(a) of the Credit Agreement shall be amended to read as follows:

(a) Total Leverage Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the Borrower, permit the ratio of (x) Total Funded Debt of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), to (y) EBITDA of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for the four fiscal quarters of the Borrower then ended (the “Total Leverage Ratio”) to be more than (i) 3.75 to 1.0 on the Closing Date and on the last day of each fiscal quarter ending thereafter to and including November 30, 2012,

(ii) 3.50 to 1.0 from February 28, 2013, to and including November 30, 2013, (iii) 3.25 to 1.0 on February 28, 2014, (iv) 4.25 to 1.0 on May 31, 2014, (v) 3.50 to 1.0 on August 31, 2014, and (vi) 3.00 to 1.0 on the last day of each fiscal quarter thereafter.

1.3. Section 8.22(c) of the Credit Agreement shall be amended to read as follows:

(c) Capital Expenditures. The Borrower shall not, nor shall it permit any of its Subsidiaries to, incur Capital Expenditures in any fiscal year, commencing with the fiscal year ending August 31, 2013, in an aggregate amount in excess of $15,000,000 (or $17,500,000 solely with respect to the Borrower’s fiscal year ending August 31, 2014), provided that this Section shall apply to the Borrower’s fiscal year ending August 31, 2013, only if the Borrower’s Total Leverage Ratio for the last 2 fiscal quarters of such fiscal year is greater than 2.50 to 1, and provided further that this Section shall apply to any of the Borrower’s fiscal years ending after August 31, 2013, only if the Borrower’s Total Leverage Ratio for the last 2 fiscal quarters of such fiscal year is greater than 2.00 to 1.

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Guarantors, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2. Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except that the representations and warranties made (a) with respect to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment and (b) under Section 6.5 of the Credit Agreement, shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders.

2.3. Upon giving effect to this Amendment, (a) the Borrower shall be in full compliance with all of the terms and conditions of the Loan Documents and (b) no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

2.4. The Borrower shall have paid, or reimbursed the Administrative Agent, for all legal fees and expenses incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby for which an invoice has been submitted.

SECTION 3. REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments called for hereby, the representations and warranties set forth in Section 6 of the

Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and after giving effect to this Amendment (a) the Borrower is in compliance with all of the terms and conditions of the Loan Documents and (b) no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent and the Lenders the Collateral Documents to which it is a party. Each of the Borrower and the Guarantors hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents to which it is a party continue to secure, among other things, the indebtedness, obligations and liabilities described therein; and the Collateral Documents to which it is a party and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Collateral Documents to which it is a party as to the indebtedness, obligations and liabilities which would be secured thereby prior to giving effect to this Amendment.

4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

4.4. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the credit facilities and the preparation, execution and delivery of this Amendment, and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent with respect to the foregoing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This First Amendment to Fourth Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

PENFORD CORPORATION

By
Name
Title

“GUARANTORS”

PENFORD PRODUCTS CO.

By
Name
Title

PENFORD CAROLINA, LLC

By:	Penford Products Co., Sole Member of Penford Carolina, LLC

By:
Name:	Thomas D. Malkoski
Title:	President & Chief Executive Officer

CAROLINA STARCHES, LLC

By:	Its Sole Member, Penford Carolina, LLC

By:
Name:	Thomas D. Malkoski
Title:	President & Chief Executive Officer

Accepted and agreed to as of the date and year last above written.

“LENDERS”

BANK OF MONTREAL, in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent

By
Name
Title

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND,” NEW YORKBRANCH

By
Name
Title

By
Name
Title

JPMORGAN CHASE BANK, N.A.

By
Name
Title

KEYBANK NATIONAL ASSOCIATION

By
Name
Title

2

FIRST MIDWEST BANK

By
Name
Title

PRIVATE BANK AND TRUST COMPANY

By
Name
Title

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By
Name
Title

BANK OF AMERICA, N.A.

By
Name
Title

3